Exhibit 99.1

     NetScout Systems Reports Fourth Quarter & Year-End Financial
                       Results for Fiscal 2006;
        15% Full Year Revenue Growth; 100% EPS Growth to $0.18

    WESTFORD, Mass.--(BUSINESS WIRE)--May 3, 2006--NetScout Systems, Inc. (NASDAQ: NTCT), a leading provider of network performance management solutions, today announced financial results for its fourth quarter and fiscal year ended March 31, 2006.
    Total revenue for the fourth quarter of fiscal year 2006 was $25.8 million, a 14% increase year-over-year and a 4% increase sequentially. Within total revenue, product revenue was $17.2 million, which grew 20% year-over-year and 6% sequentially.
    Net income for the fourth quarter was $1.8 million, or $0.06 per diluted share, compared to net income of $610,000, or $0.02 per diluted share, in the fourth quarter of fiscal year 2005 and compared to net income of $1.9 million, or $0.06 per diluted share, for the previous quarter. Operating income for the quarter was $2.0 million, which includes stock-based compensation expense of $455,000 and amortization of intangible assets of $144,000. Operating margin on a GAAP basis for the fourth quarter was 8%.
    For the fiscal year ended March 31, 2006, NetScout reported total revenue of $97.9 million, an increase of 15% over total revenue of $85.2 million for the fiscal year ended March 31, 2005. Net income for the fiscal year ended March 31, 2006 was $5.8 million, or $0.18 per diluted share, compared to a net income of $2.9 million, or $0.09 per diluted share, for the prior fiscal year.
    Anil Singhal, President and CEO of NetScout Systems, stated "We are extremely pleased with the Company's performance in the fiscal fourth quarter, which was highlighted by revenue and profitability at or above the high-end of our expectations. Moreover, from a full year perspective, we achieved our goal of 15% revenue growth while delivering a 100% increase in earnings per share versus last year. We are optimistic that strong market demand and our clear product leadership position will enable us to maintain our top line momentum while continuing to expand operating margins, leading to bottom line growth in the 40% to 60% range in fiscal 2007." Singhal added, "We are continuing to make investments for our long-term financial success demonstrated by the announcement today of NetScout's next generation Application Fabric Performance Management (AFPM) architecture and our first AFPM product, nGenius Analytics. This will extend our performance management solution to embrace the important emerging multi-tier, composite and Service Oriented Application architectures."

    Guidance:

    For the first quarter of fiscal year 2007, the Company expects total revenue to be in the range of $25.5 million to $26.5 million and net income per diluted share to be in the range of $0.05 to $0.06. The Company expects its quarterly GAAP operating margin to reach 13% by the fourth quarter of fiscal 2007 and its annual GAAP net income per diluted share to grow by 40% to 60%.

    Current News:

    -- Today NetScout released a new technology strategy, Application Fabric Performance Management (AFPM) architecture, that will serve as the basis of new products to address compound, multi-tier and Service Oriented Architectures (SOA).

    -- In addition NetScout released its first product based on the AFPM architecture, nGenius(R) Analytics, the industry's first automated performance anomaly detection system that proactively identifies and diagnoses application and network problems before they impact business services. Based upon qualified alarms generated by patented, statistical behavior modeling of application flow data, the product automatically learns network behavior patterns and provides an early warning system by identifying performance anomalies without the need to manually configure alarm thresholds.

    Highlights for the Fourth Fiscal Quarter 2006:

    -- Product revenue increased 20% year-over-year and 6 % sequentially. Total revenue grew 14% year-over-year and 4% sequentially.

    -- Cash and short and long-term marketable securities increased by $10.1 million to $87.5 million in the fourth quarter. The increase in cash was driven by strong cash from operations.

    --  39 new customers were added worldwide.

    --  265 customers made repeat purchases.

    --  64 customers placed orders over $100,000.

    --  International business represented 20% of total revenue.

    For the second consecutive year, NetScout received the NorthFace ScoreBoard(R) award for excellence in customer satisfaction from the Omega Management Group Corp. NetScout earned the award based on best-in-class customer satisfaction ratings from its user base throughout 2005.

    Fiscal Year 2006 in Review:

    -- NetScout acquired the business and substantially all of the assets of privately-held Quantiva, Inc., a provider of automated analytics solutions for application performance management. The purchase price totaled approximately $9.5 million in cash.

    -- NetScout achieved certification of its nGenius(R) Performance Management System's integration with HP OpenView Network Node Manager and HP OpenView Operations. Accompanying the certification, NetScout is a Platinum Business Partner in the HP Enterprise Management Alliance Program.

    -- Customer implementations of the nGenius Performance Management System included: ExxonMobil, Aetna, Enterprise Rent-A-Car, Ericsson, Telecom Italia, Telekom Austria, Virgin Mobile,
        BellSouth, U.S. Securities and Exchange Commission, and
        McAfee.

    -- NetScout released a number of new products including its important new technology initiative called High Definition Performance Management (HDPM):

    -- nGenius(R) Performance Manager 3.0 and nGenius(R) Probe firmware - incorporating HDPM technology, a technology that significantly improves performance information detail and granularity, extending the functionality of the nGenius Performance Management System with increased visibility into the activity and usage of web services and other complex and multi-layered applications, including more accurate metrics for application and network traffic data at shorter intervals and enhanced reporting of user and application utilization.

    --  nGenius(R) Flow Recorders - Enterprise and lower-priced
        Workgroup models offering more powerful performance troubleshooting features, including expanded expert analysis and ease-of-use functionality.

    -- nGenius(R) Performance Manager Workgroup - a lower-priced version of its flagship nGenius Performance Manager software providing fully integrated application and network performance management capabilities scaled down to a smaller number of managed elements.

    -- nGenius(R) Performance Manager Appliance for NetFlow - highly-scalable, cost-effective appliance dedicated to aggregating and analyzing data from large deployments of Cisco's NetFlow routers and switches.

    -- nGenius(R) Performance Manager Standby Server - addresses large enterprises and government agencies' regulated requirements for business continuity, including disaster recovery.

    -- nGenius(R) OC-48 Packet-over-SONET Probe - for the performance management of high-speed optical core networks, targeted at wireless carriers needs for visibility into converged IP-based voice, data, and video services.

    -- nGenius(R) 10 Gigabit Ethernet Probes - for the performance management of high speed network backbones, targeted at enterprise and government organizations that are upgrading their network infrastructures.

    CONFERENCE CALL INSTRUCTIONS:

    The Company invites shareholders to listen to its conference call today at 4:30 p.m. ET, which will be webcast live through the Company's website at http://www.netscout.com/investors. Alternatively, people can listen to the call by dialing 800-374-0581 for U.S./Canada and 706-634-5113 for international callers and using conference ID:
8108898. A replay of the call will be available after 5:30 p.m. ET on May 3rd for approximately two weeks. The number for the replay is 800-642-1687 for U.S./Canada and 706-645-9291 for international callers. The conference ID is: 8108898.

    About NetScout Systems, Inc.

    NetScout Systems, Inc. (NASDAQ: NTCT) is a market leader and pioneer of integrated network performance management products that unify performance across the enterprise. NetScout's nGenius(R) Performance Management System is helping more than 3,000 leading companies increase their return on infrastructure investments by optimizing the performance of networks and applications according to business priorities. NetScout is headquartered in Westford, Massachusetts and has offices worldwide. Further information is available at http://www.netscout.com.

    Safe Harbor:

    Forward-looking statements in this release are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Investors are cautioned that statements in this press release, which are not strictly historical statements, including the plans, objectives and future financial performance of NetScout, constitute forward-looking statements which involve risks and uncertainties. Actual results could differ materially from the forward-looking statements. Risks and uncertainties which could cause actual results to differ include, without limitation, risks and uncertainties associated with the Company's relationships with strategic partners, dependence upon broad-based acceptance of the Company's network performance management solutions, the Company's ability to achieve and maintain a high rate of growth, introduction and market acceptance of new products and product enhancements such as the delivery of nGenius product platform probes and software solutions, High Definition Performance Management functionality, the analytic solutions acquired from Quantiva and the implementation of the Company's CDM Technology strategy, the ability of the Company to take advantage of service provider opportunities, competitive pricing pressures, reliance on sole source suppliers, successful expansion and management of direct and indirect distribution channels and dependence on proprietary technology, and risks of further slowdowns or downturns in economic conditions generally and in the market for network performance management solutions specifically. For a more detailed description of the risk factors associated with the Company, please refer to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and its quarterly report on Form 10-Q for the quarter ended December 31, 2005 on file with the Securities and Exchange Commission. NetScout assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

    (C)2006 NetScout Systems, Inc. All rights reserved. NetScout and the NetScout logo, nGenius, and Quantiva are registered trademarks of NetScout Systems, Inc. Other brands, product names and trademarks are property of their respective owners.



                        NetScout Systems, Inc.
            Condensed Consolidated Statements of Operations
                            (In thousands)
                              (Unaudited)

                                     Three Months     Twelve Months
                                         Ended             Ended
                                       March 31,         March 31,
                                   ----------------- -----------------
                                     2006     2005     2006     2005
                                   -------- -------- -------- --------
Revenue:
   Product                         $17,202  $14,337  $63,591  $51,352
   Service                           8,612    7,839   34,101   32,124
   License and royalty                   -      452      184    1,738
                                   -------- -------- -------- --------
      Total revenue                 25,814   22,628   97,876   85,214
                                   -------- -------- -------- --------

Cost of revenue:

       Product (including
        amortization expense
        related to acquired
        software of $105, $0,
        $401, and $0, respectively
        and stock-based
        compensation of $11, $0,
        $11, and $0, respectively)   4,959    4,628   18,639   16,251
       Service (including stock-
        based compensation of $14,
        $0, $14, and $0,
        respectively)                1,319    1,157    4,928    4,384

                                   -------- -------- -------- --------
             Total cost of revenue   6,278    5,785   23,567   20,635
                                   -------- -------- -------- --------

Gross margin                        19,536   16,843   74,309   64,579
                                   -------- -------- -------- --------

Operating expenses:
       Research and development
        (including stock-based
        compensation of $196, $0,
        $411, and $0, respectively)  4,508    4,232   18,141   16,789
       Sales and marketing
        (including stock-based
        compensation of $160, $0,
        $228, and $0, respectively) 10,859    9,773   40,467   36,889
       General and administrative
        (including stock-based
        compensation of $74, $0,
        $131, and $0, respectively)  2,090    2,306    8,873    8,135
       Amortization of
        other intangible
        assets                          39        -      149        -
       In-process research
        and development                  -        -      143        -
                                   -------- -------- -------- --------
          Total operating expenses  17,496   16,311   67,773   61,813
                                   -------- -------- -------- --------

Income from operations               2,040      532    6,536    2,766
Interest income and
 other expenses, net                   836      402    2,627    1,053
                                   -------- -------- -------- --------
Income before income
 tax expense                         2,876      934    9,163    3,819
Income tax expense                   1,072      324    3,366      949
                                   -------- -------- -------- --------
Net income                          $1,804     $610   $5,797   $2,870
                                   ======== ======== ======== ========

Basic net income per
 share                               $0.06    $0.02    $0.19    $0.09
Diluted net income per
 share                               $0.06    $0.02    $0.18    $0.09
Shares used in
 computing:
       Basic net income
        per share                   31,250   30,686   31,041   30,572
       Diluted net income
        per share                   32,417   31,304   31,885   31,521




                        NetScout Systems, Inc.
                Condensed Consolidated Balance Sheets
                            (In thousands)
                             (Unaudited)

                                                  March 31,  March 31,
                                                    2006       2005
                                                 ----------- ---------

Assets
Current assets:
   Cash and cash equivalents                        $61,676   $57,070
   Marketable securities                             19,810    26,793
   Accounts receivable, net                          16,765    11,886
   Inventories                                        2,816     3,114
   Refundable income taxes                              985     1,399
   Deferred income taxes                              2,896     2,356
   Restricted Cash                                    1,339         -
   Prepaids and other current assets                  3,119     3,003
                                                 ----------- ---------

      Total current assets                          109,406   105,621

Fixed assets, net                                     7,577     6,011
Capitalized software development costs                  312       221
Other intangible assets, net                          1,015         -
Goodwill                                             36,561    28,839
Deferred income taxes                                 4,889     7,586
Other assets                                             16         9
Long-term marketable securities                       5,979         -
                                                 ----------- ---------
        Total assets                               $165,755  $148,287
                                                 =========== =========


Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable                                  $2,727    $2,520
   Accrued compensation                               8,635     6,385
   Accrued other                                      2,325     2,058
   Deferred acquisition payment - Quantiva            1,339         -
   Deferred revenue                                  21,382    17,680
                                                 ----------- ---------

      Total current liabilities                      36,408    28,643

Accrued compensation                                     72         -
Accrued other                                         1,085       918
Long-term deferred revenue                            1,599     1,277
                                                 ----------- ---------
       Total liabilities                             39,164    30,838
                                                 ----------- ---------

Stockholders' equity:
   Common stock                                          35        35
   Additional paid-in capital                       120,170   112,286
   Accumulated other comprehensive income              (122)     (130)
   Deferred compensation                             (4,547)        -
   Treasury stock                                   (26,490)  (26,490)
   Retained earnings                                 37,545    31,748
                                                 ----------- ---------

      Total stockholders' equity                    126,591   117,449
                                                 ----------- ---------

        Total liabilities and stockholders'
         equity                                    $165,755  $148,287
                                                 =========== =========

    CONTACT: NetScout Systems, Inc.
             Catherine Taylor, 978-614-4286
             Director of Investor Relations
             IR@netscout.com